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     As filed with the Securities and Exchange Commission on August 2, 2004.

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)


                BERMUDA                                      N/A
(State of incorporation or organization)    (IRS employer identification number)


                                CUMBERLAND HOUSE
                                1 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)




If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d), please check the following
box.  [ ]                                 box. [X]



Securities Act registration file number to which this form relates: 333-111535

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                    Name of each exchange on which
       to be so registered                    each class is to be registered
       -------------------                    ------------------------------
          NOT APPLICABLE                              NOT APPLICABLE

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON SHARES, PAR VALUE $0.01 PER SHARE
--------------------------------------------------------------------------------
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Share Capital" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-111535) (the "Form S-1 Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2.  Exhibits.
         --------



EXHIBIT NUMBER                               DESCRIPTION
---------------     ------------------------------------------------------------

 3.1                Memorandum of Association of the Company*

 3.2                Amended and Restated Bye-Laws of the Company**

 4.1                Form of Common Share Certificate***

----------------
     * Previously filed as Exhibit 3.1 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

     ** Previously filed as Exhibit 3.2 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

     *** Previously filed as Exhibit 4.1 to the Form S-1 Registration Statement and hereby incorporated by reference herein.



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       QUANTA CAPITAL HOLDINGS LTD.


Date: August 2, 2004                   By: /s/ Tobey J. Russ
                                           -------------------------------------
                                           Tobey J. Russ,
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                               DESCRIPTION
---------------     ------------------------------------------------------------

 3.1                Memorandum of Association of the Company*

 3.2                Amended and Restated Bye-Laws of the Company**

 4.1                Form of Common Share Certificate***

----------------
     * Previously filed as Exhibit 3.1 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

     ** Previously filed as Exhibit 3.2 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

     *** Previously filed as Exhibit 4.1 to the Form S-1 Registration Statement and hereby incorporated by reference herein.


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